SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


Date of Report                                                     July __, 2003


                        Commission file number 000-26213

                             Arc Communications Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

      New Jersey                                               22-3201557
--------------------------------------------------------------------------------
(State of Incorporation)                                (IRS Identification No.)

                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                 (732) 219-1766
         (Registrant's Address, including ZIP Code and telephone number)

Item 5.  Other Events and Required FD Disclosure.

On July 21, 2003, the Registrant issued a press release announcing that it had executed a Letter of Intent with RoomLinX, Inc. in connection with the proposed merger of the Registrant and RoomLinX, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not Applicable.

(c)      Exhibits:

         Exhibit Number             Description

                   99.1             Press Release of Arc Communications Inc.
                                    dated July 21, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Arc Communications Inc.
                                                             (Registrant)


                                                        By: /s/ Peter A. Bordes

                                                        -----------------------
                                                        Peter A. Bordes
                                                        Chairman, CEO, Director

Date:    July 28, 2003



                                  EXHIBIT INDEX

         Exhibit                            Description
         -------                            -----------

           99.1                             Press Release of Arc Communications
                                            Inc. dated July __, 2003.